Business Combinations	12 Months Ended
Dec. 31, 2013
Business Combinations [Abstract]
Business Combinations

NOTE 2. BUSINESS COMBINATIONS

During 2012, we completed two acquisitions, Mainline and Gateway. Goodwill was calculated as the excess of the consideration exchanged over the net identifiable assets acquired from each acquisition and will not be deductible for tax purposes. Goodwill from both acquisitions was assigned to our Community Banking segment.

On March 9, 2012, we acquired 100 percent of the voting shares of Mainline, located in Ebensburg, Pennsylvania, which was the holding company and sole shareholder of Mainline National Bank. The acquisition expanded our market share and footprint throughout Cambria and Blair Counties of Western Pennsylvania. Mainline shareholders were entitled to elect to receive for each share of Mainline common stock either $69.00 in cash or 3.6316 shares of S&T common stock. We also purchased Mainline’s preferred stock issued under the U.S. Treasury Capital Purchase Program, or CPP, for $4.7 million on March 9, 2012. The preferred stock was purchased and retired as part of the merger transaction. Purchase accounting guidance allows for a reasonable period of time following an acquisition for the acquirer to obtain the information necessary to complete the accounting for a business combination. This period, known as the measurement period, shall not exceed one year from the acquisition date. The measurement period for the Mainline acquisition ended on March 9, 2013. As of December 31, 2012, other liabilities assumed in the Mainline acquisition were $2.1 million, following the recording of a contingent liability of $0.5 million discovered during the measurement period that related to an IRS proposed penalty for tax year 2010 for Mainline. In July 2013, the IRS waived the $0.5 million proposed penalty which resulted in the reversal of this expense through our Consolidated Statement of Net Income since the measurement period was over and goodwill could no longer be adjusted. Cash paid to former Mainline shareholders was $8.2 million and the fair value of common shares issued was $14.8 million.

On August 13, 2012, we acquired 100 percent of the voting shares of Gateway, located in McMurray, Pennsylvania. The acquisition expanded our market share and footprint into Washington and Butler counties in Pennsylvania. The measurement period for the Gateway acquisition ended on August 13, 2013. Gateway shareholders were entitled to receive $3.08 in cash and 0.4657 of a share of S&T common stock in exchange for one share of Gateway common stock. As of December 31, 2012, Gateway was operating as a separate wholly-owned subsidiary of S&T. On February 8, 2013, Gateway Bank was merged into S&T Bank, and their two branches became fully operational branches of S&T Bank. Cash paid to former Gateway shareholders was $5.2 million and the fair value of common shares issued was $13.3 million. We also settled outstanding equity awards for $1.0 million.

The following table summarizes total consideration paid, assets acquired and liabilities assumed for both the Mainline and Gateway acquisitions:

(dollars in thousands)	Mainline	Gateway	Combined
Consideration Paid
Cash	$12,904	$6,238	$19,142
Common stock	14,786	13,284	28,070
Fair value of previously held equity interest	74	272	346

Fair Value of Total Consideration	$27,764	$19,794	$47,558

Fair Value of Assets Acquired
Cash and cash equivalents	$17,763	$20,018	$37,781
Securities and other investments	73,328	9,564	82,892
Loans	129,501	99,003	228,504
Premises and other equipment	2,280	495	2,775
Core deposit intangible	900	431	1,331
Other assets	12,438	2,665	15,103

Total Assets Acquired	$236,210	$132,176	$368,386
Fair Value of Liabilities Assumed
Deposits	205,989	105,400	311,389
Borrowings	6,997	9,777	16,774
Other liabilities	2,144	1,068	3,212

Total Liabilities Assumed	$215,130	$116,245	$331,375

Total Fair Value of Identifiable Net Assets	21,080	15,931	37,011

Goodwill	$6,684	$3,863	$10,547

Acquired loans were recorded at fair value with no carryover of the related ALL. Determining the fair value of the loans involved estimating the amount and timing of principal and interest cash flows expected to be collected on the loans and discounting those cash flows at a market rate of interest. Loans acquired with evidence of credit quality deterioration were not significant. We acquired $231.9 million of gross loans and recognized a net combined yield and credit mark of $3.3 million.

Direct costs related to the acquisitions were expensed as incurred. As of December 31, 2012, we recognized a combined total of $6.0 million of merger related expense. For the Mainline acquisition, we recognized $4.5 million of merger related expense during 2012; including $1.8 million in change in control, severance and other employee costs, $2.0 million in data processing contract termination and conversion costs and $0.7 million in legal, professional and other expense. Minimal merger related expense pertaining to the Mainline acquisition was recognized in 2013. For the Gateway acquisition, we recognized $1.5 million of merger related expense; consisting primarily of legal, professional and other expense of $0.6 million, $0.6 million in change in control, severance and other employee costs and $0.3 million in data processing contract termination and conversion costs. During 2013, we recognized an additional $0.8 million in Gateway merger related expense, primarily due to the system conversion in February 2013.